                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2005
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

       New York                      0-3319                     13-1784308
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(State or other jurisdiction       (Commission                (IRS Employer
  of incorporation)                 File Number)            Identification No.)

                One Commerce Park, Valhalla, NY            10595
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 2, 2005, the registrant  issued a press release  announcing  that the registrant,  along with its  subsidiaries,  RFI Corporation  ("RFI") and Del
Medical Imaging  Corporation ("Del Medical"),  entered into an $8 million credit facility with North Fork Business  Capital ("North Fork") on August 1, 2005 (the
"Credit  Facility"),  a copy of which press release is annexed hereto as EXHIBIT
99.01.  A copy of the Credit  Facility is attached  hereto as EXHIBIT  10.01 and incorporated  herein by reference.  The following summary of the Credit Facility does not purport to be complete and is subject to and  qualified in its entirety by reference to the actual text of such agreement.  The Credit Facility provides for a  three-year,  $6 million  revolving  line of credit and a  three-year,  $2 million term loan.  To secure  timely  repayment,  the  registrant,  RFI and Del
Medical  granted  North  Fork  security  interest  in all  of  its  receivables, equipment,  property  inventory and  investment  property  (other than shares of
Villa Sistemi Medicali S.p.A.  ("Villa  Sistemi") owned by the registrant),  now owned or later acquired.

     At the  option of the  registrant,  loans  under the Credit  Facility  bear interest  based on either  LIBOR or the base rate which is defined as the higher of (i) the highest prime, base or equivalent rate of interest publicly announced from time to time by North Fork Bank,  Citibank,  N.A. or Bank of America or any
successor to either of the foregoing  banks (which may not be the lowest rate of interest  charged  by such  bank)  and (ii) the  published  annualized  rate for ninety-day  dealer commercial paper that appears in the "Money Rates" section of
THE WALL STREET JOURNAL.  Loans based on the base rate bear interest at the rate of either 0.50% plus the base rate for the revolver loan and 0.75% plus the base rate for the term. Additionally, the registrant has a LIBOR rate option covering up to 80% of the  outstanding  revolving loans and term loan (less any scheduled amortization during any 30, 60 or 90 day period) at the rate of 30, 60 or 90 day
LIBOR plus 2.5% for the revolving loans and 2.75% for the term loan. Interest is payable monthly in arrears on the first day of each month.

     On August 1, 2005, the  registrant  and Villa Sistemi,  a subsidiary of the registrant,  entered into an amendment (the "Second  Amendment") to that certain loan agreement between the registrant and Villa Sistemi dated September 23, 2004
(the "Villa  Loan  Agreement"),  a copy of which is  attached  hereto as EXHIBIT
10.02 and incorporated herein by reference.  The following summary of the Second
Amendment  to the Villa Loan  Agreement  does not purport to be complete  and is subject to and qualified in its entirety by reference to the actual text of such agreement.  The Second  Amendment to the Villa Loan  Agreement  (a) modifies the interest  rate  of  the  loan  from  5%  to  8%  per  annum,  (b)  adds  revised subordination  language requested by North Fork Business Capital and (c) extends the maturity date of the loan to October 30, 2006.

Item 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Pursuant to the terms of the Credit Facility,  the registrant used proceeds from the Credit  Facility to terminate that certain loan and security  agreement by and among the registrant,  Bertan High Voltage Corp., RFI, Del Medical and GE
Business Capital  Corporation f/k/a  Transamerica  Business Capital  Corporation
dated June 10, 2002, as amended.

Item 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The  disclosure  contained  in "Item 1.01 Entry into a Material  Definitive
Agreement" of this Current Report on Form 8-K is  incorporated in this Item 2.03 by reference.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

         Not Applicable

     (b) Pro Forma Financial Information.

         Not Applicable

     (c) Exhibits.

         10.01   Loan and Security Agreement,  dated as of August 1, 2005, among
                 the   registrant,   RFI   Corporation,   Del  Medical   Imaging
                 Corporation and North Fork Business Capital Corporation.

         10.02   Second Amendment to Villa Loan Agreement, dated as of August 1,
                 2005, between the registrant and Villa Sistemi.

         99.01   Press release dated August 2, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                  DEL GLOBAL TECHNOLOGIES CORP.
                                        (Registrant)

Date: August 3, 2005
                                  By: /S/ Mark A. Koch
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                                      Mark A. Koch
                                      Principal Accounting Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description
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10.01          Loan and Security  Agreement,  dated as of August 1, 2005,  among the registrant, RFI Corporation,  Del Medical Imaging Corporation
               and North Fork Business Capital Corporation.

10.02          Second  Amendment to Villa Loan Agreement,  dated as of August 1,
               2005, between the registrant and Villa Sistemi.

99.01          Press release dated August 2, 2005.